December 19, 2001

Mr. Jean Francois Amyot
Executive
Frefax, Inc.
1255 Peel Street, Ste 550
Montreal, Quebec H3B 1T

Dear Mr. Amyot:

This is to confirm that the client-auditor relationship between Frefax, Inc. (Commission File #000-29915) and Massella Rubenstein LLP has ceased.

Very truly yours,

/s/ Massella Rubenstein
-----------------------
Massella Rubenstein, LLP

Cc:      (Via Facsimile - 202-942-9582)
         Office of the Chief Accountant
         SECPS Letter File
         Securities and Exchange Commission
         Mail Stop 0410
         450 Fifth Street, N.W.
         Washington, DC 20549
         Attn:  Louise Dorsey